SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K/A-1


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             May 22, 2001
                            Date of Report
                  (Date of Earliest Event Reported)

                       WIZZARD SOFTWARE CORPORATION
       (Exact Name of Registrant as Specified in its Charter)

   Colorado               333-69415               87-0575577
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)

                              424 Gold Way
                      Pittsburgh, Pennsylvania 15213
                 (Address of Principal Executive Offices)

                            (412) 621-0902
                       Registrant's Telephone Number

                          Balanced Living, Inc.
                           5525 South 900 East
                       Salt Lake City, Utah 84117
        (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

                       SPEECH SYSTEMS, INC.
                  [A Development Stage Company]

                  UNAUDITED FINANCIAL STATEMENTS

                           MAY 11, 2001

                       SPEECH SYSTEMS, INC.
                  [A Development Stage Company]




                             CONTENTS

                                                               PAGE

        Unaudited Balance Sheet, May 11, 2001                         1


        Unaudited Statements of Operations, from inception on
             May 11, 2001 through May 11, 2001                        2


        Unaudited Statement of Stockholders' Equity, from
             inception on May 11, 2001 through May 11, 2001           3


        Unaudited Statements of Cash Flows, from inception on
             May 11, 2001 through May 11, 2001                        4


        Notes to Unaudited Financial Statements                       5

                       SPEECH SYSTEMS, INC.
                  [A Development Stage Company]

                     UNAUDITED BALANCE SHEET

                              ASSETS

                                                              May 11,
                                                               2001
                                                                ___________
CURRENT ASSETS:
  Cash                                                           $        -
                                                                ___________
        Total Current Assets

INGANGIBLE ASSETS, net                                                   10
                                                                ___________
                                                                 $       10
                                                               ____________


LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES:
  Accounts payable                                               $        -
                                                                ___________
        Total Current Liabilities                                         -
                                                                ___________

STOCKHOLDERS' EQUITY

  Common stock, $ no par value, 1,000,000 shares
   authorized, 500,000 shares issued and
   outstanding                                                           10
  Capital in excess of par value                                          -
  Deficit accumulated during the development stage                        -
                                                                ___________
        Total Stockholders' Equity                                       10
                                                                ___________
                                                                 $       10
                                                               ____________

The accompanying notes are an integral part of this unaudited financial statement.

                        SPEECH SYSTEMS, INC.
                    [A Development Stage Company]


                  UNAUDITED STATEMENT OF OPERATIONS

                                                              From Inception
                                                               on May 11,
                                                              2001 Through
                                                                 May 11,
                                                                  2001
                                                               __________
REVENUE                                                        $        -

EXPENSES:
  General and Administrative                                            -
                                                               __________
INCOME (LOSS) BEFORE
  INCOME TAXES                                                          -

CURRENT TAX EXPENSE                                                     -

DEFERRED TAX EXPENSE                                                    -
                                                               __________
NET INCOME (LOSS)                                              $        -
                                                               __________

The accompanying notes are an integral part of this unaudited financial statement.

                        SPEECH SYSTEMS, INC.
                    [A Development Stage Company]

             UNAUDITED STATEMENT OF STOCKHOLDERS' EQUITY

             FROM THE DATE OF INCEPTION ON MAY 11, 2001

                        THROUGH MAY 11, 2001
                                                                 Deficit
                                                                Accumulated
                               Common Stock       Capital in    During the
                           ______________________  Excess of    Development
                           Shares          Amount  Par Value       Stage
                           __________  __________ __________    __________
BALANCE, May 11, 2001               -  $        - $        -    $        -

Issuance of 500,000
  shares of common stock for
  intangible assets at $10
  per share, May 11, 2001     500,000          10          -             -

Net income (loss) for the
  period ended May 11,
  2001
                          ___________  __________ __________    __________
BALANCE, May 11, 2001         500,000  $       10 $        -    $        -
                          ___________  __________ __________    __________

The accompanying notes are an integral part of this unaudited financial statement.

                        SPEECH SYSTEMS, INC.
                    [A Development Stage Company]

                  UNAUDITED STATEMENT OF CASH FLOWS

                   NET INCREASE (DECREASE) IN CASH
                                                            From Inception
                                                             on May 11,
                                                            2001 Through
                                                               May 11,
                                                                2001
                                                             __________
Cash Flows Provided by Operating Activities:
 Net income (loss)                                           $        -
 Adjustments to reconcile net loss to net cash used by
 operating activities:
  Stock issued for services                                           -
  Changes in assets and liabilities:
    Increase (decrease) in accounts payable                           -
                                                             __________
     Net Cash Provided (Used) by Operating Activities                 -
                                                             __________
Cash Flows Provided by Investing Activities                           -
                                                             __________
     Net Cash Provided by Investing Activities                        -
                                                             __________
Cash Flows Provided by Financing Activities:
 Proceeds from issuance of common stock                               -
                                                             __________
     Net Cash Provided by Financing Activities                        -
                                                             __________
Net Increase (Decrease) in Cash                                       -

Cash at Beginning of Period                                           -
                                                             __________
Cash at End of Period                                        $        -
                                                             __________

Supplemental Disclosures of Cash Flow Information:
 Cash paid during the period for:

   Interest                                                  $
   Income taxes                                              $

Supplemental Schedule of Noncash Investing and Financing Activities:

  For the period from inception on May 11, 2001 through May 11, 2001:
     The Company issued 500,000 shares of common stock upon incorporation for the rights, interest, title, patents, trademarks and trade secrets of Active X voice Tools, nominally valued at $10.

The accompanying notes are an integral part of this unaudited financial statement.

                      SPEECH SYSTEMS, INC.
                  [A Development Stage Company]

             NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - Speech Systems, Inc. ("the Company") was organized under the laws of the State of New Jersey on May 11, 2001. The Company has not commenced planned principal operations and is considered a development stage company as defined in SFAS No. 7. The Company's sole asset is all rights, interest, title, patents, trademarks and trade secrets of the speech recognition software Active X voice Tools. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Accounting Estimates - The preparation of Unaudited Financial Statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the Unaudited Financial Statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

NOTE 2 - INTANGIBLE ASSETS

Intangible assets consists of rights, interest, title, patents, trademarks and trade secrets of Active X voice Tools nominally valued at $10.

NOTE 3 - CAPITAL STOCK

Common Stock - The Company has authorized 1,000,000 shares of common stock, no par value. On May 11, 2001, in connection with its organization, the Company issued 500,000 shares of its previously authorized, but unissued common stock. The shares were issued for intangible assets nominally valued at $10.

NOTE 4   GOING CONCERN

The accompanying Unaudited Financial Statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has incurred losses since inception and has not yet been successful in establishing profitable operations. Further, the Company has no current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of its common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The unaudited financial statements do not include any adjustments that might result from the outcome of these uncertainties.

          (b) Pro Forma Financial Information.

           WIZZARD SOFTWARE CORPORATION AND SUBSIDIARY
                     AND SPEECH SYSTEMS, INC.

         PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]




The following unaudited proforma condensed combined balance sheet aggregates the consolidated balance sheet of Wizzard Software Corporation and Subsidiary ("PARENT") as of March 31, 2001 and the balance sheet of Speech Systems, Inc. ("SUBSIDIARY") as of March 31, 2001, accounting for the transaction as a purchase of SUBSIDIARY with the issuance of shares for all the issued of the subsidiary using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was completed on May 22, 2001.

The following unaudited proforma condensed combined statement of operations includes the results of operations of PARENT for the three months ended Months 31, 2001. No results of operations of SUBSIDIARY have been included as the SUBSIDIARY was incorporated on May 11, 2001.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

           WIZZARD SOFTWARE CORPORATION AND SUBSIDIARY
                     AND SPEECH SYSTEMS, INC.

            PROFORMA CONDENSED COMBINED BALANCE SHEET

                          MARCH 31, 2001

                              ASSETS

                           [Unaudited]


                   Wizzard Software
                   Corporation and   Speech Systems,
                      Subsidiary          Inc.          Proforma
                   March 31, 2001     March 31, 2001    Increase    Proforma
                       [Parent]       [Subsidiary]      (Decrease)  Combined
                    ____________      ____________      __________  _________
ASSETS:

Cash                $     69,788      $          -               -  $  69,788

Accounts receivable          779                 -               -        779

Inventory                118,885                 -               -    118,885

Notes receivable          61,227                 -               -     61,227

Prepaid expenses             285                 -               -        285

Property and
  equipment, net         167,038                 -               -    167,038

                                                       [A]     (10)
Other assets, net          9,312                10     [B] 500,000    509,312
                    ____________      ____________      __________  _________
                    $    427,314      $         10         500,000  $ 927,314
                    ____________      ____________      __________  _________

See Notes To Unaudited Proforma Condensed Financial Statements.

           WIZZARD SOFTWARE CORPORATION AND SUBSIDIARY
                     AND SPEECH SYSTEMS, INC.

            PROFORMA CONDENSED COMBINED BALANCE SHEET

                          March 31, 2001

               LIABILITIES AND STOCKHOLDERS' EQUITY

                           [Unaudited]


                   Wizzard Software
                   Corporation and   Speech Systems,
                      Subsidiary          Inc.          Proforma
                   March 31, 2001     March 31, 2001    Increase    Proforma
                       [Parent]       [Subsidiary]      (Decrease)  Combined
                    ____________      ____________      __________  _________
LIABILITIES:
Notes payable       $    495,000      $          -               -  $ 495,000

Accounts payable and
Accrued liabilities      157,168                 -               -    157,168

Advances from investors   65,000                 -               -     65,000
                    ____________      ____________      __________  _________
   Total Liabilities     717,168                 -               -    717,168
                    ____________      ____________      __________  _________

STOCKHOLDERS' EQUITY:

Preferred Stock                -                 -               -          -
                                                       [A]     (10)
Common Stock              15,933                10     [B]     500     16,433

Par value in excess
of contributed
capital                2,832,533                 -     [B] 495,500  3,328,033

Retained deficit      (3,138,320)                -               - (3,138,320)
                    ____________      ____________      __________  _________
   Total Stockholders'
   Equity (Deficit)     (289,854)               10         500,000    210,146
                    ____________      ____________      __________  _________
                    $    427,314      $         10      $  500,000  $ 927,314
                    ____________      ____________      __________  _________

See Notes To Unaudited Proforma Condensed Financial Statements.

           WIZZARD SOFTWARE CORPORATION AND SUBSIDIARY
                     AND SPEECH SYSTEMS, INC.

       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                           [Unaudited]

                   Wizzard Software
                   Corporation and   Speech Systems,
                      Subsidiary          Inc.
                   For the three     For the Three
                   Months Ended      Months Ended       Proforma
                   March 31, 2001     March 31, 2001    Increase    Proforma
                       [Parent]       [Subsidiary]      (Decrease)  Combined
                    ____________      ____________      __________  _________
REVENUE            $      20,792      $          -               -  $  20,792

COST OF SALE               6,557                 -               -      6,557
                    ____________      ____________      __________  _________
GROSS PROFIT              14,235                 -               -     14,235

EXPENSES:
General and
administrative           225,715                 -               -    225,715
                    ____________      ____________      __________  _________
    Total expenses       225,715                 -               -    225,715
                    ____________      ____________      __________  _________
(LOSS) FROM
  OPERATIONS            (211,480)                -               -   (211,480)
                    ____________      ____________      __________  _________
OTHER EXPENSE            (15,898)                -               -    (15,898)
                    ____________      ____________      __________  _________
(LOSS) BEFORE INCOME
  TAXES                 (227,378)                -               -   (227,378)

INCOME TAXES EXPENSE           -                 -               -          -
                    ____________      ____________      __________  _________
NET (LOSS)          $  ( 227,378)     $          -      $        -  $(227,378)
                    ____________      ____________      __________  _________
BASIC NET (LOSS) PER COMMON SHARE                                   $    (.01)
                                                                    _________

See Notes To Unaudited Proforma Condensed Financial Statements.

           WIZZARD SOFTWARE CORPORATION AND SUBSIDIARY
                     AND SPEECH SYSTEMS, INC.

         PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]


NOTE 1 - WIZZARD SOFTWARE CORPORATION AND SUBSIDIARY

     Wizzard Software Corporation [Parent] a Colorado corporation, was organized on July 1, 1998. The Company has not raised significant revenue from planned principal operations and is considered a development stage company as defined in SFAS No. 7. The Company primarily engages in the development, sale, and service of computer software products through its subsidiary Wizzard Software Corp. a Delaware Corporation, incorporated on February 29, 1996. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

NOTE 2 - SPEECH SYSTEMS, INC.

     Speech Systems, Inc. [Subsidiary] a New Jersey corporation, organized on May 11, 2001. The Company sole asset is all rights, interest, title, patents, trademarks and trade secrets of the speech recognition software Active X voice Tools.

NOTE 3 - PROFORMA ADJUSTMENTS

     On May 22, 2001, the Company entered into a letter of agreement to purchase all of the issued and outstanding shares (500,000) of Speech Systems, Inc. through the issuance 500,000 shares of Parents common stock. The merger was accounted for as a purchase, wherein Speech Systems, Inc. became a wholly owned subsidiary of the Parent.

     Proforma adjustments on the attached financial statements include the following:

     [A] To eliminate the nominal value for stock issued in Speech Systems, Inc. upon incorporation.

     [B] To record the purchase through the issuance of 500,000 shares of common stock for all of the issued and outstanding shares of Speech System, Inc.

           WIZZARD SOFTWARE CORPORATION AND SUBSIDIARY
                     AND SPEECH SYSTEMS, INC.

         PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]


NOTE 4 - PROFORMA (LOSS) PER SHARE

     The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition and limited offering had been outstanding from the beginning of the periods presented.

                                                   Proforma
                                                   Combined
                                                ______________
   Weighted average shares
        considered to be outstanding              16,432,792
                                                ______________

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

        10         Letter of Agreement*
                      Speech Systems, Inc. shareholders

*As previously filed with the Securities and Exchange Commission as an exhibit to its 8-K Current Report dated May 22, 2001, which is incorporated herein.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WIZZARD SOFTWARE CORPORATION



Date: 8/22/01                 By/s/Christopher J. Spencer
     ---------------          -------------------------------
                              Christopher J. Spencer,
                              President, CEO and Director